Unit-Based Compensation	12 Months Ended
Dec. 31, 2015
Share Based Compensation [Abstract]
Unit-Based Compensation
18.	Unit-Based Compensation

Unit-based compensation expense related to the Partnership included in our Consolidated Statements of Operations and Comprehensive Income is as follows (in thousands):

	Successor		Predecessor
	Twelve months ended December 31, 2015	September 1, 2014 through December 31, 2014	January 1, 2014 through August 31, 2014	Twelve months ended December 31, 2013
Phantom common units (1)	$6,591	$3,922	$604	$530
Allocated expense from Parent (2)	1,393	994	4,088	1,405
Total unit-based compensation expense	$7,984	$4,916	$4,692	$1,935
(1)	Excludes unit-based compensation expense related to units issued to non-employees.
(2)	Reflects expenses allocated to us by Susser prior to the ETP Merger and expenses allocated to us by ETP subsequent to the closing of the ETP Merger.

Phantom Common Unit Awards

Our general partner issued a total of 6,354, 15,815 and 32,500 phantom unit awards to certain directors and employees under the LTIP during 2014, 2013 and 2012 prior to the ETP Merger, respectively. Recipients of these awards had no distribution or voting rights until they vested and were settled in common units. The fair value of each phantom unit on the grant date was equal to the market price of our common unit on that date reduced by the present value of estimated dividends over the vesting period, since the phantom units did not receive dividends until vested. The estimated fair value of our phantom units was amortized over the vesting period using the straight-line method. Non-employee director awards vested over a one-to-three year period and employee awards vested ratably over a two-to-five year service period. Concurrent with the ETP Merger, all unvested phantom units vested and compensation cost of $0.4 million was recognized.

Subsequent to the ETP Merger, restricted phantom units were issued which also have the right to receive distributions prior to vesting. During the year ended December 31, 2015, 993,134 restricted phantom units were issued. The units vest 60% after three years and 40% after five years. The fair value of these units is the market price of our common units on the grant date, and is amortized over the five-year vesting period using the straight-line method. Unrecognized compensation cost related to our nonvested restricted phantom units totaled $40.2 million as of December 31, 2015, which is expected to be recognized over a weighted average period of 3.3 years. The fair value of nonvested restricted phantom units outstanding as of December 31, 2015 and 2014, totaled $47.4 million and $11.0 million, respectively.

A summary of our phantom unit award activity for the years ended December 31, 2015 and 2014, is set forth below:

	Number of Phantom Common Units	Weighted-Average Grant Date Fair Value
Outstanding at December 31, 2013 (Predecessor)	36,963	$21.66
Granted	6,354	33.24
Vested	(40,317)	23.72
Forfeited	(3,000)	18.42
Outstanding at August 31, 2014 (Predecessor)	—	—
Granted	241,235	45.50
Outstanding at December 31, 2014 (Successor)	241,235	45.50
Granted	993,134	40.63
Forfeited	(87,321)	50.71
Outstanding at December 31, 2015 (Successor)	1,147,048	$41.19

Cash Awards

In January 2015, the Partnership granted 30,710 awards that are settled in cash under the terms of the Sunoco LP Long-Term Cash Restricted Unit Plan. An additional 1,000 awards were granted in September 2015. These awards do not have the right to receive distributions prior to vesting. The awards vest 100% after three years. Unrecognized compensation cost related to our nonvested cash awards totaled $0.9 million as of December 31, 2015, which is expected to be recognized over a weighted average period of 1.9 years. The fair value of nonvested cash awards outstanding as of December 31, 2015 totaled $1.6 million.